EXHIBIT 10.3

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
FINANCING AGREEMENT AND OTHER LOAN DOCUMENTS

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AGREEMENT AND OTHER LOAN DOCUMENTS (“this Agreement”) entered into on this 5th day of October, 2007, to be effective, unless another effective date is otherwise herein specified, as of the date hereof, is by and among The CIT Group/Business Credit, Inc. (“CIT”), SunTrust Bank (“SunTrust”), and Wachovia Bank, N.A. (“Wachovia”), as Required Lenders, CIT as administrative and collateral agent (“Agent”), and United Fuel & Energy Corporation, a Texas corporation (“United”), and Three D Oil Co. of Kilgore, Inc., a Texas corporation (“Three D”), and Cardlock Fuels System, Inc., a California corporation (“Cardlock”) (United, Three D and Cardlock being herein individually referred to as a “Company” and collectively referred to as the “Companies”), and United Fuel & Energy Corporation, a Nevada corporation (“Parent”).

RECITALS

A. United, Three D, Agent, Required Lenders and PNC Bank National Association (“PNC”, with PNC and Required Lenders being hereinafter referred to as “Lenders”) entered into that certain Second Amended and Restated Financing Agreement, dated as of March 27, 2007, together with all riders, addenda, exhibits and other documents relating thereto (collectively, as amended from time to time, the “Financing Agreement”).

B. Companies and Parent have requested that Agent and Required Lenders consent to the acquisition by Parent from Frank P. Greinke, as Trustee under the Greinke Business Living Trust, dated April 20, 1999 (the “Greinke Trust”) of all the issued and outstanding capital stock of Cardlock for a purchase price of $36,961,915, such purchase price to be payable in the 24,641,276 shares of Parent’s common stock, par value $0.001 per share, the acquisition to be consummated on the terms specified in that certain Mutual Stock Purchase Agreement, dated September 14, 2007, executed by Parent, Cardlock, Frank P. Greinke and Greinke Trust which has been supplied to Agent without exhibits or schedules (the “Cardlock Stock Purchase Agreement”) (the “Cardlock Transaction”).

C. Pursuant to the terms and conditions of this Agreement, (i) Agent and Required Lenders are willing to consent to the consummation of the Cardlock Transaction, and (ii) each of Companies, Agent and Required Lenders are willing to amend the Financing Agreement as hereinafter set forth, including, without limitation, to amend the Financing Agreement to make Cardlock a party to and a co-borrower under the Financing Agreement and to make Cardlock a joint and several co-obligor for payment of the Obligations, and (iii) each of the parties hereto are willing to agree to certain other agreements, all as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows, as hereinafter set forth:

ARTICLE I
Definitions

1.01 Capitalized terms used in this Agreement are defined in the Financing Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Agreements

2.01 Consent to Cardlock Transaction. Subject to the satisfaction of the conditions precedent specified in Article IV of this Agreement, each of Agent and Required Lenders hereby agrees to the consummation of the Cardlock Transaction. The foregoing consent is strictly limited to the consummation of the Cardlock Transaction as described in the Recitals to this Agreement and such consent shall not apply to or constitute a consent to any future transaction involving Companies or Parent and shall in no way constitute any course of dealing or other basis for altering any obligation of any Company or Parent or any right, privilege or remedy of Agent or any Lender.

2.02 References to “Company” and “Companies” in Financing Agreement. Effective as of the date of execution of this Agreement, all references in the Financing Agreement to “Company” and “Companies” in the Financing Agreement shall be deemed to include references to Cardlock, as well as to United and Three D.

2.03 Grant by Cardlock of Security Interest in Collateral. Cardlock hereby agrees that by becoming a party to the Financing Agreement, it is subject to all the provisions of the Financing Agreement, including, without limitation, the grant of a continuing security interest in, and lien upon, all of its right, title and interest in all of its property, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as specified in Section 6.1 of the Financing Agreement. In accordance therewith, in order to secure the prompt payment and performance of the Obligations, Cardlock hereby grants to Agent, for the benefit of Lenders, a continuing security interest in, and general lien upon, all of its right, title and interest in all of its property, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including, without limitation, all of its:

(a)	Accounts;

(b)	Inventory;

(c)	General Intangibles;

(d)	Documents of Title;

(e)	Real Estate;

(f)	Other Collateral; and

(g)	Equipment.

The Companies hereby agree and acknowledge that no asset of Cardlock shall be considered for inclusion in the Borrowing Base until: (i) Agent determines, in its sole discretion, that Agent has a first priority and fully perfected security interest in such asset and such asset is otherwise “eligible” for inclusion in the Borrowing Base pursuant to the terms, conditions and provisions of the Financing Agreement; (ii) Agent receives evidence satisfactory to Agent, in its sole discretion, that Agent has been named as mortgagee, loss payee and additional insured on all property of Cardlock and liability insurance policies of Cardlock pursuant to issued endorsements in form and substance satisfactory to Agent; and (iii) Agent determines, in its sole discretion, that payments from account debtors of Cardlock are being paid into the Blocked Accounts in a manner and pursuant to documentation satisfactory to Agent.

2.04 Amendments to Existing Promissory Notes. Cardlock hereby agrees that by becoming a party to the Financing Agreement, Cardlock is now jointly and severally liable, along with United and Three D, for payment and performance of all Obligations pursuant to the terms and provisions of the Financing Agreement and the other Loan Documents, including, without limitation, the provisions of Section 15 of the Financing Agreement. Cardlock hereby agrees that it is accordingly jointly and severally liable with the other Companies for payment of the indebtedness evidenced by the Promissory Notes. Therefore, each of the parties hereto agrees that Cardlock shall hereafter be considered to be a maker of each existing Promissory Note and that each reference in each existing Promissory Note to “Company” or “Companies” shall hereafter be deemed to also refer to Cardlock.

2.05 Amendment to Schedule 7(1) to Financing Agreement. Effective as of the date hereof, Schedule 7(1) to Financing Agreement (Company Information) is hereby deleted in its entirety and replaced with Schedule 7(1) attached hereto.

2.06 Amendment to Schedule 7(15)(g) to Financing Agreement. Effective as of the date hereof, Schedule 7(15)(g) to Financing Agreement (Real Property Owned and Leased/Collateral Locations) is hereby deleted in its entirety and replaced with Schedule 7(15)(g) attached hereto.

2.07 Amendment to Schedule 7(15)(q) to Financing Agreement. Effective as of the date hereof, Schedule 7(15)(q) to Financing Agreement (Subsidiaries) is hereby deleted in its entirety and replaced with Schedule 7(15)(q) attached hereto.

2.08 Additional Agreements. Companies hereby agree (i) to deliver to Agent within thirty (30) days of the date hereof amended and restated Promissory Notes, duly executed by each Company, whereby the existing Promissory Notes are amended and restated to reflect each Company as maker and to reflect the respective unpaid principal amount of such Promissory Note, (ii) to deliver to Agent within thirty (30) days of the date hereof, such documentation executed by Cardlock regarding the Blocked Accounts as shall be required by Agent, in form and substance satisfactory to Agent, and (iii) to use their best efforts to get the existing lessors of Cardlock to disclaim any interest in fuel or other inventory of Cardlock that may from time to time be in any tanks leased to Cardlock or otherwise located upon or related to any improvements leased to Cardlock.

ARTICLE III
Limited Waiver to Cardlock Transaction

3.01 No Waivers. Subject to the satisfaction of the conditions precedent specified in Article IV of this Agreement and in addition to the provisions of Section 2.01 of this Agreement, each of Agent and each Required Lender hereby waives the covenants in the Financing Agreement to the extent such covenants would be deemed violated solely due to the consummation of the Cardlock Transaction. Nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, or any other Loan Document or any other contract or instrument between any Company and/or Parent and Agent and/or any Lender, and neither Agent’s nor any Lender’s failure at any time or times hereafter to require strict performance by any Company and/or Parent of any provision thereof shall waive, affect or diminish any right of Agent or any Lender thereafter to demand strict compliance therewith. Each of Agent and each Lender hereby reserves all rights granted under the Loan Agreement, and each other Loan Document and any other contract or instrument between any Company and/or Parent and Agent and/or any Lender.

ARTICLE IV
Conditions Precedent

4.01 Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a) Agent shall have received all of the following, each in form and substance satisfactory to Agent (each of which shall be deemed to be a “Loan Document” for purposes of the Financing Agreement):

(i) This Agreement, duly executed by Companies, Parent, and Required Lenders;

(ii) Stock Pledge Agreement covering all shares of capital stock in Cardlock now or hereafter owned by Parent, duly executed by Parent, substantially in the form of Annex I attached hereto; together with the original stock certificates evidencing such capital stock; together with an undated stock power for each such certificate, executed in blank by Parent;

(iii) Guaranty as to all indebtedness of Companies to Agent and Lenders, duly executed by Parent, substantially in the form of Annex II attached hereto;

(iv) Subordination Agreement subordinating payment of all indebtedness of Companies to Parent to prior payment in full of the Obligations, duly executed by Parent, substantially in the form of Annex III attached hereto; and

(v) Such additional documents, instruments and information as Agent may request.

(b) Agent shall also have received all of the following additional information and documentation, each in form and substance satisfactory to Agent:

(i) Evidence that the Cardlock Transaction has been consummated consistent with the description of the Cardlock Transaction contained in the Recitals to this Agreement, together with copies of all documents, agreements, materials and certificates executed or issued in connection with the Cardlock Transaction, including, without limitation, the Cardlock Stock Purchase Agreement, including all exhibits and schedules thereto; and

(ii) If needed, evidence that Parent and Companies have obtained the consent of Sterling Bank to the Cardlock Transaction;

(c) The representations and warranties contained herein and in the Financing Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

(d) No Default or Event of Default shall have occurred and be continuing, unless such Event of Default has been otherwise specifically waived in writing by Agent and Required Lenders; and

(e) All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

ARTICLE V
Ratifications, Representations and Warranties

5.01 Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Financing Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the parties hereto agrees that the Financing Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Each of each Company and Parent hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of each Company and Parent and will not violate the Articles of Incorporation or Bylaws of any Company or Parent; (b) the representations and warranties contained in the Financing Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; and (c) no Default or Event of Default under the Financing Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and each Required Lender. Each Company hereby represents and warrants to Agent and each Lender that it is in full compliance with all covenants and agreements contained in the Financing Agreement, and the other Loan Documents, as amended hereby.

ARTICLE VI
Miscellaneous Provisions

6.01 Survival of Representations and Warranties. All representations and warranties made in the Financing Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

6.02 Reference to Financing Agreement. Each of the Financing Agreement and the other Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Financing Agreement, as amended hereby, is hereby amended so that any reference in the Financing Agreement and such other Loan Documents to the Financing Agreement shall mean a reference to the Financing Agreement as amended hereby.

6.03 Expenses of Agent. Each of each Company and Parent agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Financing Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent’s legal counsel.

6.04 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither any Company nor Parent may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and each Lender.

6.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by any Company or Parent shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement

6.09 Applicable Law. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.11 Release. EACH OF EACH COMPANY AND PARENT HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. EACH OF EACH COMPANY AND PARENT HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH OF AGENT AND EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY COMPANY OR PARENT MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE FINANCING AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

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Executed on this 5th day of October, 2007, to be effective as of the respective date indicated above.

UNITED FUEL & ENERGY CORPORATION,
a Texas corporation

By:	/s/ Bobby W. Page
Name:	Bobby W. Page
Title:	Vice President and Chief Financial Officer

THREE D OIL CO. OF KILGORE, INC.,
a Texas corporation

By:	/s/ Bobby W. Page
Name:	Bobby W. Page
Title:	Vice President and Chief Financial Officer

CARDLOCK FUELS SYSTEM, INC.,
a California corporation

By:	/s/ Bobby W. Page
Name:	Bobby W. Page
Title:	Vice President and Chief Financial Officer

UNITED FUEL & ENERGY CORPORATION,
a Nevada corporation

By:	/s/ Bobby W. Page
Name:	Bobby W. Page
Title:	Vice President and Chief Financial Officer

ACCEPTED at Dallas, Texas, this 5th day of October, 2007, to be effective as of the respective date indicated above.

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Agent and Lender

By:	/s/ Alan R. Schancke
Name:	Alan R. Schnacke
Title:	Vice President

SUNTRUST BANK,
as Lender

By:	/s/ Brian R. O’Fallon
Name:	Brian R. O’Fallon
Title	: Director

WACHOVIA BANK, N.A.,
as Lender

By:	/s/ Thomas P. Floyd
Name:	Thomas P. Floyd
Title:	Vice President